EXHIBIT 10.17

          THIRD AMENDMENT TO COAL BED METHANE PARTICIPATION AGREEMENT
                          DATED AS OF OCTOBER 1, 2003






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           THIRD AMENDMENT TO COAL BED METHANE PARTICIPATION AGREEMENT

This Third Amendment to Coal Bed Methane Participation Agreement ("Amendment") is made and entered into the day and year hereinafter stated, by and between Dolphin Energy Corporation, a Nevada corporation ("Dolphin"), and Horizon Exploitation, Inc., a Colorado corporation ("Horizon"), effective October 1, 2003 ("Amendment Effective Date"). The foregoing entities may be referred to herein collectively as "Parties" and individually as a "Party".

                                        I
                                    RECITALS

A. The Parties have entered into Coal Bed Methane Participation Agreement dated effective October 1, 2002, providing for purchase of certain gas wells, and for joint drilling and production of coal bed methane, all on oil and gas leases located in Sheridan County, Wyoming. That contract has been amended by First Amendment to Coal Bed Methane Participation Agreement between the Parties, dated on January 2, 2003 (such October 1, 2002 agreement, as amended on January 2, 2003, the "Coal Bed Agreement"). That contract has been further amended by Second Amendment to Coal Bed Methane Participation Agreement between the Parties, dated on February 1, 2003.

B.       The  Coal  Bed  Agreement   further  pertains  to  that  certain  Lease
         Acquisition and Drilling Agreement between Pioneer Oil, LLC, and Dolphin, dated effective September 30, 2002, which agreement has been amended in several significant respects ("Lease Agreement"), which in turn require amendment to the Coal Bed Agreement.

C. The Parties desire to amend the Coal Bed Agreement to extend certain payment dates to reflect those currently in effect in the Lease Agreements, and to allow for proper funding of Horizon's obligations under the Coal Bed Agreement, and to better reflect the timing of the capital being raised by the ultimate investors in Horizon.

                                       II
                                    AGREEMENT

Now, for and in consideration of the mutual rights and benefits and obligations and legal detriments afforded the Parties, hereunder, Dolphin and Horizon do hereby agree to amend the Coal Bed Agreement, in the following respects:

                                       III
                                   AMENDMENTS

SECTION 1: The "Effective Date" of this Coal Bed Agreement is amended to December 2, 2003.



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SECTION 2:    "Commitment  Letter" shall  mean  the  letter  of  commitment from
              Horizon to Dolphin referenced in Article VI-B.

SECTION 3:    The first sentence of Article VI-B is amended to state as follows:

              If Horizon elects to participate in the Project, on or before Horizon shall have until the close of business January 15, 2004, MST (or such later date as may be agreed to by the parties hereto in writing) in which to elect to participate in the Project. Should Horizon, at its sole option and discretion, elect to participate in the Project, Horizon will issue a Commitment Letter to Dolphin evidencing such election. Notwithstanding any provision of the Coal Bed Agreement as herein amended, prior to the date such Commitment Letter is issued by Horizon, the parties will use their best efforts to agree upon the applicable dates for payment and drilling obligations in the Coal Bed Agreement, and that Commitment Letter will set forth the mutually agreed dates by which the payment and drilling obligations provided for in the Coal Bed Agreement will be implemented. In the event that neither. . . . In the event that only one Party elects to participate, all rights, titles, and interests, benefits and burdens associated with the Project, including the right to pursue the Project in accordance with the Lease Agreement and the Bumbaca Agreement, shall become vested in the Party electing to participate in the Project, and, the other Party shall have no further rights or obligations under this Agreement, provided that both Parties shall continue to be bound by the provisions of the AMI for the time period indicated in Article XIII.

SECTION 4: Unless otherwise defined herein, all capitalized terms used but not defined in this Amendment shall have the meanings given them in the Coal Bed Agreement.

SECTION 5: Notwithstanding any provision of the Coal Bed Agreement in effect prior to the date hereof, the Parties hereby agree that the Coal Bed Agreement has not been terminated and is in full force and effect as of the date hereof.

SECTION 6: Except as set forth in this Amendment, all terms and conditions of the Coal Bed Agreement remain unchanged. The Parties hereby ratify and confirm the Coal Bed Agreement, as amended hereby.



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IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this Amendment to be duly executed and delivered as of the date first above written.

                                DOLPHIN ENERGY CORPORATION

                                By      /s/ MARC BRUNER
                                  --------------------------------------

                                Name          MARC BRUNER
                                    ------------------------------------

                                Title         PRESIDENT
                                     -----------------------------------


                                HORIZON EXPLOITATION, INC.

                                By          /s/ KELLY H. NELSON
                                  --------------------------------------

                                Name         KELLY H. NELSON
                                    ------------------------------------

                                Title          PRESIDENT
                                     -----------------------------------